UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of May 4, 2022 (the “Original Merger Agreement”), among Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), Black Knight, Inc., a Delaware corporation (“Black Knight”), and Sand Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of ICE (“Sub”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 7, 2023 (the “Amendment”, and the Original Merger Agreement as amended by the Amendment, the “Merger Agreement”), pursuant to which, on September 5, 2023, Sub merged with and into Black Knight, with Black Knight continuing as the surviving corporation and as a wholly owned subsidiary of ICE (the “Merger”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On September 5, 2023, ICE and Black Knight issued a joint press release announcing the completion of the Merger and the preliminary results of the elections made by Black Knight stockholders as to the form of Merger Consideration they wish to receive in connection with the Merger. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of Black Knight (the “Black Knight Common Stock”) outstanding immediately prior to the Effective Time (other than shares of Black Knight Common Stock held by Black Knight as treasury stock, by any of Black Knight’s subsidiaries (other than with respect to the Black Knight ESPP (as defined below)), by ICE or any of ICE’s subsidiaries (including Sub), or by any holder who has properly exercised and perfected such holder’s demand for appraisal rights under Section 262 of the General Corporation Law of the State of Delaware and not effectively withdrawn or lost such holder’s rights to appraisal (collectively, the “Excluded Shares”)), was converted into the right to receive, at the holder’s election, subject to proration pursuant to the Merger Agreement, the following consideration (the “Merger Consideration”): (i) $75.867 in cash (the “Per Share Cash Consideration”), calculated pursuant to the Merger Agreement as the sum, rounded to the nearest one tenth of a cent, of (x) $68.00 plus (y) the product, rounded to the nearest one tenth of a cent, of 0.0682 multiplied by the average of the volume weighted averages of the trading prices of the common stock, par value $0.01 per share, of ICE (the “ICE Common Stock”) on the New York Stock Exchange (the “NYSE”) on each of the ten consecutive trading days ended on (and including) the trading day that was three trading days prior to the date on which the Effective Time occurred, which was $115.355 (the “Closing 10-Day Average ICE VWAP”), or (ii) 0.6577 shares of ICE Common Stock (the “Per Share Stock Consideration”), calculated pursuant to the Merger Agreement as the quotient, rounded to the nearest one ten thousandth, of (x) the Per Share Cash Consideration divided by (y) the Closing 10-Day Average ICE VWAP (the “Exchange Ratio”).

The Merger Agreement provides that the aggregate amount of Per Share Cash Consideration will equal $10,505,000,000.00 (the “Cash Component”). The total number of shares of Black Knight Common Stock converted into the right to receive the Per Share Cash Consideration equals 138,465,999 shares, calculated pursuant to the Merger Agreement as the quotient, rounded down to the nearest whole share, of (i) the Cash Component divided by (ii) the Per Share Cash Consideration. All the remaining shares of Black Knight Common Stock not receiving the Per Share Cash Consideration were converted into the right to receive the Per Share Stock Consideration.

Based on the preliminary results of Black Knight stockholders’ elections, the Per Share Stock Consideration is oversubscribed. Black Knight stockholders who elected to receive the Per Share Stock Consideration will be subject to proration and their shares are expected to be converted into the right to receive approximately 68% of the Merger Consideration payable to them in cash and approximately 32% in the form of ICE Common Stock. Black Knight stockholders who made valid elections to receive the Per Share Cash Consideration and any shares with respect to which an election was not made prior to the election deadline will be converted into the right to receive the Per Share Cash Consideration. After the final election results are determined, the final allocation and proration of Merger Consideration to Black Knight stockholders who elected to receive Per Share Stock Consideration will be calculated in accordance with the procedures specified in the Merger Agreement.

The aggregate implied value of the Merger Consideration payable to the former holders of Black Knight Common Stock pursuant to the Merger was approximately $11.9 billion, including approximately $10.5 billion in cash and approximately 10.9 million shares of ICE Common Stock. ICE funded the cash portion of the Merger Consideration and the repayment of approximately $1.5 billion outstanding under Black Knight’s credit facilities with a combination of approximately $4.9 billion of the net proceeds from the issuance of its senior notes due 2025, 2027, 2029 and 2062 that had a special mandatory redemption feature (as described in ICE’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 23, 2022), a draw of approximately $2.4 billion under ICE’s two-year senior unsecured delayed draw term loan facility (described in ICE’s Current Report on Form 8-K filed with the SEC on June 1, 2022), an issuance by ICE of approximately $2.5 billion in the commercial paper market and approximately $2.2 billion of cash on hand. Black Knight’s $1.0 billion principal amount of its 3.625% senior notes due 2028 remained outstanding, which became part of ICE’s consolidated long-term debt.

At the Effective Time, each outstanding Black Knight restricted stock award (each, a “Black Knight Restricted Stock Award”) granted pursuant to Black Knight’s Amended and Restated 2015 Omnibus Incentive Plan that was granted (i) prior to the date of the Merger Agreement and was subject to an award agreement providing for full accelerated vesting upon a change in control or (ii) to a non-employee director was accelerated and vested in full (with any applicable “performance restriction” deemed satisfied) and was converted into the right to receive the Merger Consideration. Each other outstanding Black Knight Restricted Stock Award was assumed and converted into a restricted stock award of ICE Common Stock based on the Exchange Ratio with the same terms and conditions previously applicable to the Black Knight Restricted Stock Award, except that each “performance restriction” was deemed satisfied. In addition, at the Effective Time, each outstanding time-based restricted stock unit award in respect of a share of Black Knight Common Stock (each, a “Black Knight RSU Award”) granted pursuant to Black Knight’s Amended and Restated 2015 Omnibus Incentive Plan was accelerated and vested in full and was deemed settled for a number of shares of Black Knight Common Stock equal to the number of shares underlying the Black Knight RSU Award, which were converted into the right to receive the Merger Consideration.

Prior to the Effective Time, all accumulated participant contributions under Black Knight’s Employee Stock Purchase Plan (the “Black Knight ESPP”) were used to purchase shares of Black Knight Common Stock, with such shares cancelled at the Effective Time and converted into the right to receive the Merger Consideration. Any participant contributions insufficient to purchase one whole share of Black Knight Common Stock prior to the Effective Time, as well as any matching credits that would be allocated to each participant’s account assuming that the participant had remained an eligible person through each matching date for each applicable quarter end prior to the Effective Time, will be distributed to the participant in cash. The Black Knight ESPP was terminated at the Effective Time.

As previously announced, in connection with efforts to secure regulatory clearance from the Federal Trade Commission for ICE’s acquisition of Black Knight, ICE has agreed to divest Black Knight’s Optimal Blue and Empower loan origination system (LOS) businesses to subsidiaries of Constellation Software Inc. The divestitures are expected to be completed within the next 20 days.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Original Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by ICE with the SEC on May 6, 2022, and (ii) the full text of the Amendment, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by ICE with the SEC on March 7, 2023, which are incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 4, 2022, among Intercontinental Exchange, Inc., Sand Merger Sub Corporation and Black Knight, Inc. (incorporated by reference to Exhibit 2.1 to ICE’s Current Report on Form 8-K, filed with the SEC on May 6, 2022).

2.2	Amendment No. 1, dated as of March 7, 2023, to the Agreement and Plan of Merger, dated as of May 4, 2022, among Intercontinental Exchange, Inc., Sand Merger Sub Corporation and Black Knight, Inc. (incorporated by reference to Exhibit 2.1 to ICE’s Current Report on Form 8-K, filed with the SEC on March 7, 2023).

99.1	Joint Press Release, dated as of September 5, 2023, issued by Intercontinental Exchange, Inc. and Black Knight, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The indenture pursuant to which the Black Knight senior notes referred to herein were issued has not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K because the amount does not exceed ten percent of ICE’s consolidated assets. ICE agrees to furnish a copy of such indenture to the SEC upon request.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about ICE’s or Black Knight’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the acquisition of Black Knight by ICE (the “Transaction”), including future financial and operating results, Black Knight’s or ICE’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Black Knight’s and ICE’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the outcome of any legal proceedings that may be instituted against Black Knight or ICE; the possibility that the proposed divestitures of Black Knight’s Optimal Blue business and its Empower loan origination system (LOS) do not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Black Knight and ICE operate; the ability to promptly and effectively integrate the businesses of Black Knight with those of ICE; reputational risk and potential adverse reactions of Black Knight’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on Black Knight’s or ICE’s businesses, or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Black Knight’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Black Knight’s or ICE’s results.

All forward-looking statements attributable to ICE or Black Knight, or persons acting on ICE’s or Black Knight’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and ICE and Black Knight do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If ICE or Black Knight update one or more forward-looking statements, no inference should be drawn that ICE or Black Knight will make additional updates with respect to those or other forward-looking statements. Further information regarding Black Knight, ICE and factors which could affect the forward-looking statements contained herein can be found in Black Knight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel

Dated: September 5, 2023